UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2012
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KRISPY KREME DOUGHNUTS, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-16485	56-2169715
(State or Other Jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification No.)
Incorporation or Organization)

370 Knollwood Street, Winston-Salem, North Carolina 27103
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (336) 725-2981

Not Applicable
(Former name or former address, if changed from last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

     On November 21, 2012, Krispy Kreme Doughnuts, Inc. (the “Company”) provided a notice to its directors and executive officers informing them of temporary trading restrictions prohibiting all directors and executive officers from purchasing, selling or otherwise acquiring or transferring any equity security of the Company as a result of a planned blackout period for participants in the Krispy Kreme Doughnut Corporation Retirement Savings Plan (the “Plan”). This notice was required pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR of the Securities Exchange Act of 1934, as amended, which restrict trading by all directors and executive officers regardless of whether the director or executive officer participates in the Plan. The notice given to directors and executive officers was given promptly after the Company’s receipt on November 21, 2012, of a copy of the blackout notice provided to certain participants in the Plan, as required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended.

     The blackout period for Plan participants is required to facilitate the transfer to the Vanguard Balanced Income Fund of the portion of participants’ accounts under the Plan that remain invested in the common stock of Krispy Kreme Doughnuts, Inc., either through the Krispy Kreme Stock Fund or in actual shares of Krispy Kreme stock transferred into the Plan from the Krispy Kreme Profit-Sharing Stock Ownership Plan (together referred to as “Krispy Kreme Stock”). Approximately 216,000 shares of Krispy Kreme stock are held by Plan participants. The blackout period will begin on December 31, 2012 at 4:00 p.m. and will end no later than January 14, 2013 at 9:00 a.m. (such period, the “Blackout Period”). During the Blackout Period, participants in the Plan will be unable to do any of the following with the portion of their accounts that is currently invested in Krispy Kreme Stock: (i) direct or diversify investments in this portion of their accounts, (ii) obtain a loan of those funds, or (iii) obtain a distribution of those funds.

     A copy of the notice to directors and executive officers is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference. During the Blackout Period and for a period of two years after the ending date of the Blackout Period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending date of the Blackout Period and other information regarding the Blackout Period by contacting Kim Kennedy at kkennedy@krispykreme.com or (336) 726-8896. Ms. Kennedy's address is 370 Knollwood Street, Winston-Salem, North Carolina 27103.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Notice to Directors and Executive Officers dated November 21, 2012.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRISPY KREME DOUGHNUTS, INC.

Dated: November 23, 2012	By:	/s/ Douglas R. Muir
Douglas R. Muir
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Notice to Directors and Executive Officers dated November 21, 2012.